Exhibit 10.36

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of December 31, 2003 by and among CARROLS CORPORATION, a Delaware corporation (the “Borrower”); each of the Lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), BANK OF AMERICA, N.A., as Syndication Agent, SUNTRUST BANK, ATLANTA, as Documentation Agent, MANUFACTURERS AND TRADERS TRUST COMPANY, as Co-Agent, and JPMORGAN CHASE BANK, acting as agent for the Lenders (in such capacity, together with its successors in such capacity, the “Agent”).

RECITALS

A. The Borrower, the Lenders and the Agent executed and delivered that certain Loan Agreement dated as of December 19, 2000, as amended by instrument dated as of March 31, 2003. Said Loan Agreement, as amended, is herein called the “Loan Agreement.” Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

B. The Borrower, the Lenders and the Agent desire to amend the Loan Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent do hereby agree as follows:

SECTION 1. Amendments to Loan Agreement.

(a) The following new definitions are hereby added to Section 1.1 of the Loan Agreement:

“Restatement” means the restatement of the consolidated financial statements of the Borrower for fiscal periods ending prior to December 31, 2003 whereby the Subject Transactions have been recharacterized as financing transactions and the Subject Leases have been recharacterized as financing leases on the consolidated financial statements of the Borrower.

“Subject Leases” means the leases for restaurant Properties identified on Exhibit H attached hereto.

“Subject Transactions” means the sale/leaseback transactions entered into with respect to the Subject Leases prior to December 31, 2003.

(b) Section 1.2 of the Loan Agreement is hereby amended to read in its entirety as follows:

1.2 Miscellaneous. The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement. The term “annualized” as used herein shall mean the multiplication of the applicable amount for any given period by a fraction, the numerator of which is 365 and the denominator of which is the number of days elapsed in such period. This Agreement and the observance, performance and calculation of all covenants hereunder shall be construed as if the Restatement, the recharacterization of the Subject Transactions as financing transactions and the recharacterization of the Subject Leases as financing leases, had not occurred, notwithstanding the effect of the Restatement, including without limitation, treatment of the Subject Transactions as financing transactions and the recharacterization of the Subject Leases as financing leases, in the consolidated financial statements of the Company for future periods. Borrower hereby agrees that in connection with the delivery of Compliance Certificates hereunder it shall provide to the Agent and Lenders a reconciliation from the consolidated financial statements covered by such Compliance Certificate, showing the covenant calculations as if the Restatement, the recharacterization of the Subject Transactions as financing transactions and the recharacterization of the Subject Leases as financing leases had all not occurred and demonstrating compliance with the covenants under this Agreement.

(c) Section 7.2(d) of the Loan Agreement is hereby amended to read in its entirety as follows:

(d) within 100 days after the beginning of each fiscal year, Borrower’s annual business plan for such fiscal year (including its balance sheet and income and cash flow projections for such fiscal year)

(d) A new Exhibit H is hereby added to the Loan Agreement, such new exhibit to be identical to Exhibit H attached hereto.

SECTION 2. Waiver of Prior Defaults. Lenders hereby waive any Events of Default which may have occurred prior to the date hereof as a result of the Restatement, the recharacterization of the Subject Transactions as financing transactions and the recharacterization of the Subject Leases as financing leases on the consolidated financial statements of the Borrower. Lenders hereby further waive any Events of Default arising by reason of the delivery of the Annual Audited Financial Statements of Borrower and Carrols Holdings for the fiscal year 2003 and related Compliance Certificate and Borrower’s annual business plan for the fiscal year 2004 after the date required for such delivery; provided, however, that the failure to deliver such Annual Audited Financial Statements and related Compliance Certificate and Borrower’s annual business plan for the fiscal year 2004 to the Agent and the Lenders on or before May 6, 2004 shall constitute an Event of Default under the Loan Agreement,

SECTION 3. Ratification. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby

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released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Loan Agreement.

SECTION 4. Expenses. The Borrower shall pay to the Agent all reasonable fees and expenses of its respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

SECTION 5. Certifications. The Borrower hereby certifies that except for the Restatement and its effect on the Borrower’s financial statements (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of New York and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment. Upon the execution of this Amendment by the Borrower and the Majority Lenders, the Loan Agreement shall be deemed to be amended and all references to the Loan Agreement shall mean the Loan Agreement, as amended hereby.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

Exhibit H – Subject Leases

CARROLS CORPORATION, a Delaware corporation

By:	/s/ Joseph A. Zirkman

Name:	Joseph A. Zirkman

Title:	Vice President

JPMORGAN CHASE BANK, as Agent and as a Lender

By:	/s/ William P. Wallace
Name:	William P. Wallace
Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:	/s/ Jay R. Goldstein
Name:	Jay R. Goldstein
Title:	Vice President

SUNTRUST BANK, as Documentation Agent and as a Lender

By:	/s/ Susan M. Hall
Name:	Susan M. Hall
Title:	Managing Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as Co-Agent and as a Lender

By:	/s/ Timothy P. McDevitt
Name:	Timothy P. McDevitt
Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Laurie Kieta
Name:	Laurie Kieta
Title:	Vice President

BSB BANK & TRUST COMPANY

By:	/s/ C. Patrick O’Neil
Name:	C. Patrick O’Neil
Title:	Vice President

GE CAPITAL BUSINESS ASSET FUNDING

By:	/s/ Todd J. Weiss
Name:	Todd J. Weiss
Title:	Authorized Signatory

STEIN ROE & FARNHAM CLO I LTD.

By:	Columbia Management Advisors, Inc. (f/k/a Stein Roe & Farnham Incorporated, as Portfolio Manager

	By:	/s/ Brian J. Murphy
	Name:	Brian J. Murphy
	Title:	Vice President

SRF 2000, INC.

By:	/s/ Ann E. Morris
Name:	Ann E. Morris
Title:	Asst. Vice President

INDOSUEZ CAPITAL FUNDING IIA, LIMITED

By:	Indosuez Capital, as Portfolio Manager

	By:	/s/ Charles Kobayashi

	Name:	Charles Kobayashi

	Title:	Principal and Portfolio Manager

INDOSUEZ CAPITAL FUNDING VI, LIMITED

By:	Indosuez Capital, as Collateral Manager

	By:	/s/ Charles Kobayashi

	Name:	Charles Kobayashi

	Title:	Principal and Portfolio Manager

ANTARES CAPITAL CORPORATION

By:	/s/ Tyler W. Lindblad

Name:	Tyler W. Lindblad

Title:	Director

ANTARES FUNDING L.P.

By:	JPMorgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

	By:	/s/ Leslie Hundley

	Name:	Leslie Hundley

	Title:	AVP

HELLER FINANCIAL INC.

By:	/s/ Robert M. Kadlick

Name:	Robert M. Kadlick

Title:	Duly Authorized Signatory

MARINER CDO 2002, LTD.

By:	/s/ Tyler W. Lindblad

Name:	Tyler W. Lindblad

Title:	Director

NOVA CDO 2001, LTD.

By:	/s/ Tyler W. Lindblad

Name:	Tyler W. Lindblad

Title:	Director

RIVIERA FUNDING LLC

By:	/s/ Ann E. Morris

Name:	Ann E. Morris

Title:	Asst. Vice President

The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

CARROLS HOLDINGS CORPORATION, a Delaware corporation, CARROLS REALTY HOLDINGS CORP., a Delaware corporation, and CARROLS REALTY I CORP., a Delaware corporation, POLLO FRANCHISE, INC., a Florida corporation, and POLLO OPERATIONS, INC., a Florida corporation, TACO CABANA, INC., a Delaware corporation, T.C. MANAGEMENT, INC., a Delaware corporation, and TACO CABANA MANAGEMENT, INC., a Texas corporation

By:	/s/ Joseph A. Zirkman

Joseph A. Zirkman, Vice President

TP ACQUISITION CORP., a Texas corporation

By:	/s/ Joseph A. Zirkman

Joseph A. Zirkman, President

GET REAL, INC., a Delaware corporation

By:	/s/ William E. Myers

Name: William E. Myers
Title: Vice President

TEXAS TACO CABANA, L.P., a Texas limited partnership

By:	Taco Cabana Management, Inc., a Texas corporation, General Partner

	By:	/s/ Joseph A. Zirkman

Joseph A. Zirkman, Vice President

EXHIBIT H

SALE/LEASEBACK

TRANSACTIONS

Carrols Corporation
	Syndicator
March, 1991	CNL
Concept/Rest. #	Location Address	City	State	Gross Proceeds	Landlord
BK00209	298 Smokey Park Dr.	Asheville	NC	824,000	Asheville Joint Venture
BK00305	164 South Main St.	New City	NY	930,446	CNL Income Fund VIII, Ltd.
BK00383	1514 Erie Blvd. East	Syracuse	NY	844,650	CNL Income Fund VIII, Ltd.
BK00386	110 Bluebell Dr., NW	New Philadelphia	OH	827,450	CNL Income Fund VIII, Ltd.
BK00396	2242-2250 South Main St.	Mansfield	OH	875,000	CNL Income Fund VIII, Ltd.

				4,301,546

May, 1991	CNL
BK00203	205 East Dixon Blvd.	Shelby	NC	842,550	CNL Income Fund IX, Ltd.
BK00355	15650 Broadway	Maple Heights	OH	818,139	CNL Income Fund IX, Ltd.

				1,660,689

November, 1991	CNL
BK00215	1332 Asheville Highway	Hendersonville	NC	793,749	CNL Income Fund X, Ltd.
BK00358	625 Ridge Rd. East	Irondequoit	NY	921,370	CNL Income Fund X, Ltd.
BK00398	910 Claremont Ave.	Ashland	OH	844,879	CNL Income Fund X, Ltd.
BK00401	339 State St.	Watertown	NY	822,441	CNL Income Fund IX, Ltd.

				3,382,439

July, 1994	CNL
BK00433	1845 W. State Street	Alliance	OH	691,352	CNL Income Fund XIV, Ltd.

January, 1995	CNL
BK00431	2584 Airport Road	Jackson	OH	888,443	CNL Income Fund IX, Ltd.

March, 1996	March, 1996 CNL
BK00474	1130 S. Main Street	Bowling Green	OH	810,000	M2 Real Estate Holdings, LLC
BK00475	475 E. Airport Highway	Wauseon	OH	810,000	Ruffini Properties, LLC

				1,620,000

December, 1996	CNL
BK00230	2402 Heritage St.	Kinston	NC	875,000	CNL Income Fund XVIII, Ltd.
BK00364	1575 South Water St.	Kent	OH	875,000	CNL Funding 2000-A, LP
BK00473	1390 V. Odom Blvd.	Akron	OH	875,000	CNL Income Fund XIII Ltd. & CNL Income Fund

				2,625,000

December, 1997	FFCA

EXHIBIT H

SALE/LEASEBACK

TRANSACTIONS

BK00223	Tryon Hills Shopping Center	Raleigh	NC	760,000	GE Capital Franchise Finance Corporation
BK00229	979 Highway 70 East	New Bern	NC	875,000	GE Capital Franchise Finance Corporation
BK00231	1195 Glenburnie Road	New Bern	NC	800,000	GE Capital Franchise Finance Corporation
BK00261	7589 Oswego Road	Liverpool	NY	940,000	GE Capital Franchise Finance Corporation
BK00273	700 S. Salina Street	Syracuse	NY	860,000	GE Capital Franchise Finance Corporation
BK00301	N. Plank Road	Newburgh	NY	1,090,000	GE Capital Franchise Finance Corporation
BK00326	1096 State Route 222	Cortland	NY	731,000	GE Capital Franchise Finance Corporation
BK00362	1456 Fourth Street NW	New Philadelphia	OH	967,000	GE Capital Franchise Finance Corporation
BK00389	1907 Cleveland Road	Wooster	OH	1,100,000	GE Capital Franchise Finance Corporation
BK00393	971 Court Street	Medina	OH	894,000	GE Capital Franchise Finance Corporation
BK00399	1892 W. Market Street	Akron	OH	915,000	GE Capital Franchise Finance Corporation
BK00405	1294 Canton Road	Akron	OH	815,000	GE Capital Franchise Finance Corporation
BK00479	14834 State Route 49	Edon	OH	715,000	GE Capital Franchise Finance Corporation
BK00481	6190 W. Michigan Ave.	Ypsilanti	MI	890,000	GE Capital Franchise Finance Corporation
BK00555	3253 Paxton St.	Harrisburg	PA	919,000	GE Capital Franchise Finance Corporation

				13,271,000

March, 1998	FFCA
BK00236	917 N. Green St.	Morganton	NC	920,000	GE Capital Franchise Finance Corporation
BK00582	2490 Shawnee Road	Lima	OH	809,000	GE Capital Franchise Finance Corporation

				1,729,000

September, 1998	CNL
PT10008	4211 N.W. 36th St.	Miami Sprngs	FL	1,818,182	CNL Funding 2000-A, LP
PT10015	11806 Biscayne Blvd.	Ft. Lauderdale	FL	1,590,909	CNL Funding 2000-A, LP
PT10016	2390 S. University Dr.	Davie	FL	1,500,000	CNL Net Lease Funding 2001, LP
PT10017	4331 Lake Worth Rd.	Lake Worth	FL	1,277,273	CNL Net Lease Funding 2001, LP
PT10020	800 University Dr.	Coral Springs	FL	1,854,545	CNL Net Lease Funding 2001, LP
PT10022	West S.R. 436	Altamonte	FL	1,181,818	CNL Funding 2000-A, LP
PT10023	8412 S. Orange Blossom Trail	Orlando	FL	1,181,818	CNL Funding 2000-A, LP
PT10024	1555 N.W. 87th Ave.	Miami	FL	1,750,000	CNL Funding 2000-A, LP

PT10026	13998 S.W. 56th St.	Miami	FL	1,227,273	Charaf Investments of Florida

PT10030	581 N.W. 57th Ave.	Miami	FL	1,318,182	Guillermo Sostchin, Trustee

PT10031	12961 W. Sunrise Blvd.	Sunrise	FL	1,454,545	CWH Sawgrass, LLC

PT10035	1819 S. Federal Hwy.	Ft. Lauderdale	FL	1,250,000	CNL Net Lease Funding 2001, LP

				17,404,545

December, 1998	CNL

PT10009	2710 S. Dixie Hwy.	Miami	FL	2,045,455	CNL Funding 2000-A, LP

June, 1999	FFCA/FINCAR/ US REALTY
BK00580	3196 Manchester Rd.	Akron	OH	1,152,000	Fincar Property Business Trust

EXHIBIT H

SALE/LEASEBACK

TRANSACTIONS

BK00584	90 Campbell Rd.	Schenectady	NY	809,000	Fincar Property Business Trust
BK00585	851 State Route 97W	Bellville	OH	1,174,000	Fincar Property Business Trust
BK00587	4620 So. Hurstbourne Highway	Louisville	OH	1,044,000	Fincar Property Business Trust
BK00588	3007 NYS Route 417 West	Olean	NY	750,000	Fincar Property Business Trust
BK00589	311 Brenton Way	Shepherdsville	KY	1,004,000	Fincar Property Business Trust
BK00594	499 State Route 103	Bluffton	OH	1,280,000	Fincar Property Business Trust
BK00595	7021 Wyoming Ave.	Dearborn	MI	967,000	Fincar Property Business Trust
PT10013	8299 Pines Blvd.	Pembroke Pines	FL	1,284,000	Fincar Property Business Trust
PT10027	11429 Pines Blvd.	Pembroke Pines	FL	1,504,000	Fincar Property Business Trust
PT10040	5720 Wiles Rd.	Coral Springs	FL	1,109,000	Fincar Property Business Trust
PT10043	2633 Weston Rd.	Weston	FL	1,374,000	Fincar Property Business Trust
PT10044	10575 N.W. 41 St.	Miami	FL	1,349,000	Fincar Property Business Trust

				14,800,000

December, 2000	CNL
TC00102	2627 NW Loop 410	San Antonio	TX	1,134,473	CNL Income Fund XVI, Ltd.
TC00107	180 Bitters	San Antonio	TX	952,957	CNL Income Fund XVIII, Ltd.
TC00113	1533 Pat Booker Rd	Universal City	TX	1,111,783	CNL Income Fund VI, Ltd. and CNL Income Fund XI, Ltd. as Tenants in Common
TC00119	4622 Rittiman	San Antonio	TX	1,247,920	CNL Income Fund XIV, Ltd.
TC00122	8620 Burnet	Austin	TX	1,497,504	CNL Income Fund XVI, Ltd.
TC00128	12525 N Mopac Expressway	Austin	TX	1,202,541	CNL Income Fund XVII, Ltd.
TC00130	8030 Culebra	San Antonio	TX	1,429,436	Ashland Joint Venture
TC00136	6919 Greenville	Dallas	TX	1,220,693	CNL Restaurant Investments II
TC00143	9220 Gulf Freeway	Houston	TX	1,293,299	CNL Income Fund XV, Ltd.
TC00144	7501 Bellaire	Houston	TX	1,429,436	CNL Income Fund XV, Ltd.
TC00158	8213 Marbach	San Antonio	TX	1,370,443	CNL Income Fund XII, Ltd.
TC00159	15002 FM 1825	Pflugerville	TX	1,474,815	CNL Income Fund XII, Ltd.
TC00160	4992 FM 3009	Schertz	TX	1,107,246	CNL Income Fund VI, Ltd. and CNL Income Fund XI, Ltd. as Tenants in Common
TC00172	4903 W Belfort	Houston	TX	1,452,125	CNL Income Fund XVII, Ltd.
TC00174	2535 Hwy 6 South	Houston	TX	975,647	CNL Income Fund XIII, Ltd.
TC00176	3819 Red Bluff	Pasadena	TX	975,647	CNL Income Fund XII, Ltd.
TC00177	2025 E FM 1960 West	Houston	TX	952,957	CNL Income Fund VI, Ltd.
TC00181	11006 FM 1960	Houston	TX	1,179,852	CNL Income Fund XVIII, Ltd.
TC00182	373 S Mason	Katy	TX	1,107,246	Katy Joint Venture
TC00195	2531 E. Pioneer Pkwy	Arlington	TX	1,066,404	Arlington Joint Venture
TC00197	11779 Plano Rd.	Dallas	TX	1,021,026	CNL Income Fund IX, Ltd.
TC00199	9705 Manchaca	Austin	TX	1,107,246	CNL Income Fund X, Ltd. and CNL Income Fund XVIII, Ltd. as Co-Tenants
TC00236	13480 Northwest Freeway	Houston	TX	1,361,367	CNL Income Fund XI, Ltd.
TC00241	10325 North Freeway	Houston	TX	1,363,637	CNL Income Fund X, Ltd.
TC00248	1300 N. I-35 East	Denton	TX	1,220,693	CNL Income Fund VIII, Ltd.

				30,256,393